Dreyfus California Municipal

      Income, Inc.


      SEMIANNUAL REPORT March 31, 2003



                   DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.

                            PROTECTING YOUR PRIVACY

                               OUR PLEDGE TO YOU

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

* Information we receive from you, such as your name, address, and social security number.

* Information about your transactions with us, such as the purchase or sale of Fund shares.

* Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

THANK YOU FOR THIS OPPORTUNITY TO SERVE YOU.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value



                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            21   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus California
                                                         Municipal Income, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus California Municipal Income, Inc. covers the six-month period from October 1, 2002, through March 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

A number of economic and political factors continued to support higher municipal bond prices during the reporting period. Faced with escalating tensions leading to the start of the war in Iraq, many investors preferred fixed-income securities over stocks. We believe that rising geopolitical tensions also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation in Iraq is resolved before committing to new capital spending. For its part, the Federal Reserve
Board  contributed  to  the municipal bond market's strength by further reducing
short-term    interest    rates    in    November    2002.

The result of these influences has been generally attractive total returns from high-quality, tax-exempt bonds. While history suggests that bond prices should moderate if the economy strengthens, we believe that the economy is unlikely to
make   significant   gains   until   current   uncertainties   are   resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift assets between stocks and bonds in response to near-term economic and market forces, adherence to your longstanding asset allocation strategy may be the most prudent course for the long term. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2003




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus California Municipal Income, Inc. perform during the period?

For the six-month period ended March 31, 2003, the fund achieved a total return of 1.38%.(1) Over the same period, the fund provided income dividends of $0.2280 per share, which is equal to a distribution rate of 5.74%.(2)

The fund and California's municipal bond market were primarily influenced during the reporting period by a shortfall in tax revenues, which led to higher volumes of bond issuance. With a record supply of bonds competing for investor interest, prices of California bonds did not rise as much as bonds from many other states when interest rates declined.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal and California personal income taxes to the extent consistent with the preservation of capital. During periods of normal market conditions, the fund invests 100% of the value of its net assets in California municipal obligations. The fund invests in municipal obligations which, at the time of purchase, are rated investment-grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to have, maturities of less than one year.

We have constructed a portfolio by looking for income opportunities through analysis of each bond's structure, including paying close attention to a bond's yield, maturity and early redemption features.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Over time, many of the fund's relatively higher-yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with what we believe are comparable securities, albeit with yields that reflect the then-current interest-rate environment. When we believe that an opportunity presents itself, we seek to upgrade the portfolio's investments with bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually will look to sell bonds that
are    close    to    redemption    or    maturity.

What other factors influenced the fund's performance?

The reporting period was difficult for California's bond market. Because the U.S. economy grew only modestly, the state received less revenue from income taxes, sales taxes and capital gains taxes than it had projected. Faced with a budget deficit estimated at more than $34 billion, the state attempted to bridge some of the gap by issuing municipal bonds. At the same time, several of the major, independent rating services downgraded California's credit rating to the single-A range, effectively increasing the state's borrowing costs and reducing existing bond prices.

The credit-rating downgrade and surge in the supply of newly issued bonds contributed to heightened market volatility. Because of the state's relatively high tax rates, California bonds historically have tended to trade at higher prices than bonds of other states. During much of the reporting period, however, California bonds traded at a slight discount, as the surge in new issuance put downward pressure on prices. As a result, California's bonds generally produced lower total returns than bonds from other states.

The effects of California's budget problems might have been more severe had it not been for generally favorable market conditions on the national level. The Federal Reserve Board's attempts to stimulate renewed economic growth included lower interest rates, which drove bond yields lower and prices higher, contributing positively to the fund's total return.


In addition, the fund's performance was influenced positively when, early in the reporting period, we eliminated its holdings of bonds issued on behalf of airlines. The fund avoided further losses as these bonds continued to decline in a troubled business climate for the U.S. travel industry.

What is the fund's current strategy?

We continue to monitor California' s fiscal condition. As market volatility increased during the reporting period, we attempted to diversify the fund's holdings away from the state's general obligation bonds into securities from local issuers we considered fiscally sound, including counties and essential-services facilities, such as revenue-producing water and sewer plants. However, we are aware that proposed cuts in state aid could affect some localities adversely, and we are prepared to alter our strategy accordingly.

In addition, we have maintained the fund's weighted average maturity at points that we consider in line with or modestly shorter than those of other similar funds. This strategy is designed to provide flexibility to pursue investment opportunities as they become available.

April 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MARKET PRICE PER SHARE, NET ASSET VALUE PER SHARE AND INVESTMENT RETURNS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, ANNUALIZED, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2003 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                                Principal
LONG-TERM MUNICIPAL INVESTMENTS--90.3%                                                          Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--77.3%

Abag Financial Authority For Nonprofit Corps.:

   Revenue (Sansum-Santa Barbara) 5.50%, 4/1/2021                                             2,000,000                2,079,860

   MFHR (Central Park Apartments) 5.60%, 7/1/2038                                               815,000                  838,325

Bakersfield Central District Development Agency,

  Tax Allocation Revenue

  (Downtown Bakersfield Redevelopment)

   6.625%, 4/1/2015 (Prerefunded 4/1/2003)                                                    1,000,000  (a)           1,020,000

California 9.55%, 12/1/2018                                                                     375,000  (b,c)           388,976

California Health Facilities Financing Authority, Revenue:

  Health Facilities Financing

      (Cedars-Sinai Medical Center) 6.125%, 12/1/2030                                         1,000,000                1,060,060

   (Sutter Health) 6.25%, 8/15/2035                                                             750,000                  807,900

California Pollution Control Finance Authority:

   PCR 10.330%, 6/1/2014                                                                      1,000,000  (b,c)         1,375,370

   SWDR:

      (Browning Ferris Industries):

         5.80%, 12/1/2016                                                                     2,000,000                1,861,940

         6.75%, 9/1/2019                                                                        600,000                  597,834

      (Keller Canyon Landfill Co. Project)
         6.875%, 11/1/2027                                                                    1,000,000                  981,330

California Statewide Communities Development Authority,

   COP (Catholic Healthcare) 6.50%, 7/1/2020                                                    500,000                  535,360

Capistrano Unified School District, Special Tax

  (Community Facilities District Number 98-2-Ladera)

   5.75%, 9/1/2029                                                                            1,000,000                1,000,270

Central California Joint Powers Health Financing
   Authority, COP (Community Hospitals of
   Central California) 6%, 2/1/2030                                                           1,000,000                1,017,380

Emeryville Public Financing Authority, Revenue

  (Shellmound Park Redevelopment Project)

   6.80%, 5/1/2014 (Prerefunded 5/1/2004)                                                       500,000  (a)             540,895

Escondido Improvement Bond, Act of 1915

   (Reassessment District Number 98) 5.70%, 9/2/2026                                            440,000                  444,928

Foothill/Eastern Transportation Corridor Agency,

   Toll Road Revenue 5.75%, 1/15/2040                                                           500,000                  509,445

Long Beach Special Tax Community Facilities District

   Number 5 (Towne Center) 6.875%, 10/1/2025                                                    500,000                  526,915

Palmdale Civic Authority, Revenue

  (Merged Redevelopment Project Areas):

      6.60%, 9/1/2034 (Prerefunded 9/1/2004)                                                    590,000  (a)             647,083

      6.60%, 9/1/2034                                                                           410,000                  428,253


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Redwood Empire Financing Authority, COP

   6.40%, 12/1/2023                                                                           2,750,000                2,854,968

Sacramento County, Community
   Facilities District Number 1,

   Special Tax 5.70%, 12/1/2020                                                                 740,000                  746,912

Sacramento City Financing Authority, Revenue

   9.22%, 12/1/2014                                                                             570,000  (b)             711,297

Sacramento County Housing Authority, MFHR

   (Cottage Estate Apartments) 6%, 2/1/2033                                                   1,000,000                1,064,570

Sacramento Municipal Utility District,
   Electric Revenue  9.895%,
   11/15/2015 (Insured; MBIA)                                                                 1,000,000  (b,c)         1,085,990

San Diego County, COP:

   5.70%, 2/1/2028                                                                            1,000,000                1,022,010

   (Burnham Institute) 6.25%, 9/1/9029                                                        1,000,000                1,047,920

Santa Cruz County Public Financing Authority,

   Tax Allocation Revenue 6.20%, 9/1/2023                                                     2,000,000                2,051,080

South Placer Authority, Wastewater Revenue

   5.25%, 11/1/2027 (Insured; FGIC)                                                           1,000,000                1,041,090

Torrance Redevelopment Agency, Tax

   Allocation Revenue 5.625%, 9/1/2028                                                          500,000                  501,925

Turlock Health Facility, COP
   (Emanuel Medical Center)

   5.75%, 10/15/2023                                                                          2,500,000                2,507,800

Valley Health System, HR (Improvement Project)
   6.50%, 5/15/2025                                                                             500,000                  329,215

U.S. RELATED--13.0%

Commonwealth of Puerto Rico
  Highway and Transportation Authority,

   Transportation Revenue 8.74%, 7/1/2038                                                     1,000,000  (b,c)         1,036,970

Commonwealth of Puerto Rico
   Infrastructure Financing Authority,
   Special Tax Revenue 8.585%, 7/1/2015                                                       1,000,000  (b,c)         1,159,680

Guam Power Authority, Revenue 6.75%, 10/1/2024

   (Prerefunded 10/1/2004)                                                                    1,000,000  (a)           1,102,460

Virgin Islands Public Finance Authority,
   Revenue, Subordinated Lien-Fund
   Loan Notes 6%, 10/1/2022                                                                   2,000,000                2,036,820

TOTAL LONG--TERM MUNICIPAL INVESTMENTS

   (cost $35,249,629)                                                                                                 36,962,831

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                  Principal
SHORT-TERM MUNICIPAL INVESTMENTS--8.1%                                                           Amount ($)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA;

California Department of Water Resources,
  Power Supply Revenue, VRDN:

      1.20%, Series B-2 (LOC; Westdeutsche
         Landesbank, Bayerische Landesbank)                                                   1,000,000  (d)           1,000,000

      1.20%, Series B-5

         (LOC; Banque Nationale de Paris)                                                       100,000  (d)             100,000

Irvine Improvement Bond Act 1915,
   Limited Obligation, VRDN

   (Assessment District No. 93-14)

   1.15% (LOC; Bank of America, N.A.)                                                           400,000  (d)             400,000

Metropolitan Water District, Southern California
   Waterworks, Revenue, VRDN 1.15%                                                            1,800,000  (d)           1,800,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $3,300,000)                                                                                                   3,300,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $38,549,629)                                                               98.4%              40,262,831

CASH AND RECEIVABLES (NET)                                                                          1.6%                 671,315

NET ASSETS                                                                                        100.0%              40,934,146


Summary of Abbreviations

COP               Certificate of Participation

HR                Hospital Revenue

LOC               Letter of Credit

FGIC              Financial Guaranty Insurance
                      Company

MBIA              Municipal Bond Investors Assurance
                      Insurance Corporation

MFHR              Multi-Family Housing Revenue

PCR               Pollution Control Revenue

SWDR              Solid Waste Disposal Revenue

VRDN              Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              22.3

A                                A                               A                                                19.6

BBB                              Baa                             BBB                                              28.3

BB                               Ba                              BB                                                8.5

F1                               MIG1/P1                         SP1/A1                                            8.2

Not Rated (e)                    Not Rated( e)                   Not Rated (e)                                    13.1

                                                                                                                 100.0

(A)      BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
         SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
         INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
         EARLIEST REFUNDING DATE.

(B)      INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
         PERIODICALLY.

(C)      SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES
         ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
         REGISTRATION, NORMALLY TO A QUALIFIED INSTITUTIONAL BUYERS. AT MARCH
         31, 2003, THESE SECURITIES AMOUNTED TO $5,046,986 OR 12.3% OF NET
         ASSETS.

(D)      SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO
         PERIODIC CHANGE.

(E)      SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD &
         POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY
         TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  38,549,629  40,262,831

Cash                                                                     26,906

Interest receivable                                                     715,837

Prepaid expenses                                                          3,425

                                                                     41,008,999
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            29,360

Accrued expenses                                                         45,493

                                                                         74,853
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       40,934,146
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      42,300,908

Accumulated undistributed investment income--net                        231,422

Accumulated net realized gain (loss) on investments                  (3,311,386)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       1,713,202
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       40,934,146
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)       4,572,972

NET ASSET VALUE per share ($)                                              8.95

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended March 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,196,380

EXPENSES:

Management fee--Note 3(a)                                              141,727

Auditing fees                                                           18,169

Shareholders' reports                                                   12,800

Shareholder servicing costs--Note 3(b)                                  10,552

Legal fees                                                               9,918

Registration fees                                                        2,086

Custodian fees--Note 3(b)                                                1,955

Directors' fees and expenses--Note 3(c)                                  1,880

Miscellaneous                                                            5,409

TOTAL EXPENSES                                                         204,496

INVESTMENT INCOME--NET                                                 991,884
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (1,506,471)

Net unrealized appreciation (depreciation) on investments              949,734

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (556,737)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   435,147

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2003           Year Ended
                                               (Unaudited)  September 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            991,884            2,207,729

Net realized gain (loss) on investments       (1,506,471)               65,428

Net unrealized appreciation
   (depreciation) on investments                 949,734              (715,270)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                     435,147             1,557,887
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (1,042,638)          (2,085,275)

TOTAL INCREASE (DECREASE) IN NET ASSETS          (607,491)            (527,388)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            41,541,637           42,069,025

END OF PERIOD                                  40,934,146           41,541,637

Undistributed investment income--net              231,422              254,533

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and marketprice data for the fund's shares.

                                           Six Months Ended
                                             March 31, 2003                     Year Ended September 30,
                                                                       -----------------------------------------
                                                (Unaudited)       2002(a)     2001        2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                9.08        9.20        8.88        8.98           9.77          9.71

Investment Operations:

Investment income--net                                 .22(b)      .48(b)      .49         .48            .48           .52

Net realized and unrealized

   gain (loss) on investments                         (.12)       (.14)        .30        (.06)          (.71)          .12

Total from Investment Operations                       .10         .34         .79         .42           (.23)          .64

Distributions:

Dividends from investment
   income--net                                        (.23)       (.46)       (.47)       (.52)          (.56)         (.58)

Net asset value, end of period                        8.95        9.08        9.20        8.88           8.98          9.77

Market value, end of period                           7.94        8.31        8.30       8 1_4          9 5_8       10 7_16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                  (1.72)(d)    5.64        6.31       (8.70)         (2.21)         7.98
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.01(e)      .98         .95        1.07           1.02          1.00

Ratio of net investment income

   to average net assets                              4.90(e)     5.35        5.36        5.54           5.09          5.34

Portfolio Turnover Rate                               5.30(d)    10.23        4.26       20.44          25.65         19.28
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      40,934      41,542      42,069      40,617         41,031        44,386

(A)      AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE FUND HAS ADOPTED THE
         PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT
         COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC
         BASIS FOR DEBT SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE
         FOR THE PERIOD ENDED SEPTEMBER 30, 2002 WAS TO INCREASE NET INVESTMENT
         INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS)
         ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASED THE RATIO OF
         NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.34% TO 5.35%. PER
         SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO OCTOBER 1,
         2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)      BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)      CALCULATED BASED ON MARKET VALUE.

(D)      NOT ANNUALIZED.

(E)      ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus California Municipal Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from federal and California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. The fund's shares trade on the American Stock Exchange under the ticker symbol DCG.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued on the last business day of each week and month by an independent pricing service (the "Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities  are  primarily  traded  or  at  the last sales price on the national
securities   market   on  the  last  business  day  of  each  week  and  month.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be
affected    by    this    form    of    reinvestment.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

On March 31, 2003, the Board of Directors declared a cash dividend of $.038 per share from investment income-net, payable on April 28, 2003 to shareholders of record as of the close of business on April 14, 2003.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $1,804,915 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2002. If not applied, $274,359 of the carryover expires in fiscal 2004, $1,222,300 expires in fiscal 2005 and $308,256 expires in fiscal 2009.

The tax character of distributions paid to shareholder during the fiscal year ended September 30, 2002, was as follows: tax exempt income $2,085,275. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2003, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the
fund'   s    average    weekly    net    assets    and    is    payable

monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. During the period ended March 31, 2003, there was no expense reimbursement pursuant to the Agreement.

(b) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.
During the period ended September 30, 2002, the fund was charged $10,360 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2003, the fund was charged $1,955 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the Fund Group comprising the fund increased and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in person meeting. These fees are allocated among the funds in that Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2003, amounted to $1,993,060 and $3,301,300, respectively.

At March 31, 2003, accumulated net unrealized appreciation on investments was $1,713,202, consisting of $2,057,822 gross unrealized appreciation and $344,620 gross unrealized depreciation.

At March 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

OFFICERS AND DIRECTORS

Dreyfus California Municipal Income, Inc.

200 Park Avenue

New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman

Clifford L. Alexander, Jr.

Lucy Wilson Benson

David W. Burke

Whitney I. Gerard

Arthur A. Hartman

George L. Perry

OFFICERS

President

      Stephen E. Canter

Vice President

      Mark N. Jacobs

Executive Vice Presidents

      Stephen R. Byers

      Paul Disdier

Secretary

      Michael A. Rosenberg

Assistant Secretaries

      Steven F. Newman

      Robert R. Mullery

      Jeff Prusnofsky

Treasurer

      James Windels

Assistant Treasurers

      Gregory S. Gruber

      Kenneth Sandgren

Anti-Money Laundering Compliance Officer

      William Germenis

PORTFOLIO MANAGERS

Joseph P. Darcy

A. Paul Disdier

Douglas J. Gaylor

Joseph A. Irace

Colleen A. Meehan

W. Michael Petty

Scott Sprauer

James Welch

Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISTRIBUTION AGENT  AND REGISTRAR

Mellon Bank, N.A.

STOCK EXCHANGE LISTING

AMEX Symbol: DCG

INITIAL SEC EFFECTIVE DATE

10/21/88

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--SINGLE STATE MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund


                        For More Information

                        Dreyfus California Municipal Income, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent and Registrar

                        Mellon Bank, N.A.
                        85 Challenger Road
                        Ridgefield Park, NJ 07660

(c) 2003 Dreyfus Service Corporation                                  426SA0303